EXHIBIT 10.2

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

EXCLUSIVE DISTRIBUTOR AGREEMENT

THIS AGREEMENT is made between TFISA, LLC., a limited liability company organized under the laws of the state of Delaware with its principal place of business at 950 Peninsula Corporate Center, Boca Raton, FL 33487, hereinafter referred to as “Distributor”, and FireIce Gel, Inc., a corporation organized under the laws of the state of Florida with its principal place of business at 1460 Park Lane South, Suite 1, Jupiter, FL 33458, hereinafter referred to as “Manufacturer” in accordance with the following terms and conditions which constitute the entire Agreement between the parties.

WHEREAS, Distributor distributes certain products and is willing to promote, distribute and sell products invented and/or manufactured by Manufacturer (herein "Manufacturer’s Products") to Customers in the Territory all  as defined herein and as set forth hereinafter; and

WHEREAS, Manufacturer is willing and desires for Distributor to promote and sell its Products, all as defined herein and as set forth hereinafter,

NOW THEREFORE, for and in consideration of the mutual covenants set forth herein, the parties hereto do agree with each other as follows, TO WIT:

I.           DEFINITIONS

a.	Territory. This Agreement shall apply to the following territories/countries (herein the “Territory”).

WORLDWIDE

b.	Products. This Agreement shall operate with respect to the products (herein the “Products”) invented, manufactured or to be manufactured by Manufacturer as listed on Appendix A.

c.
“Term” of this Agreement shall mean the period from the date of execution of this Agreement to the date of termination hereof, whether such termination occurs at the end of the term herein specified or occurs sooner pursuant to the provisions hereof.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

d.
“Customers” shall mean those individuals, companies, or other entities, including, but not limited to Governmental entities, their departments, agencies, subdivisions and/or territories, who enter into an agreement(s) with Distributor to buy any of those Products which are defined and set forth in Appendix A.

e.	“Agreement” shall mean this Agreement including all Appendices, Exhibits and Modifications thereto entered pursuant to the provisions of this Agreement.

f.
“Military Markets” shall mean (i) the United States Government and all agencies and activities of the same and all National Guard activities of the United States Government and/or any state thereof, (ii) any state municipality and territory government within the United States and all military activities, and (iii) all departments and/or ministries, agencies, subdivisions, municipalities, towns and territories of all other countries worldwide.

g.	"Military Markets" shall be referred to herein as "Exclusive Market".

h.
"Ancillary Markets" shall mean all Fire, Police, Forestry, Emergency Response services departments and/or agencies, whether private, public or volunteer; fire protection services, oil, gas and petroleum services, shipping and transportation services.

i.	"Exclusive Countries" shall mean the countries and territories designated as exclusive in accordance with Appendix A.

II.           APPOINTMENT

a.	Manufacturer hereby appoints Distributor as its distributor to buy Manufacturer’s Products and resell them in the Territory under this appointment for the term of this Agreement.

b.	The distribution rights of Distributor in the Territory shall be exclusive for all Customers purchasing the Products for use directly or indirectly in the Exclusive Market.

c.
Manufacturer will forward to Distributor all requests for quotation from within the Territory and from exporters, embassies or governmental organizations, and/or others if the Products ordered are destined for sale in the Territory.

d.
Manufacturer shall not supply Products or items that compete with the Products directly or indirectly to customer(s) or other distributors or sales agents if such customer(s) intends to resell the Products in the Territory.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

III.           QUOTATION AND SALES

a.
Manufacturer agrees to furnish quotations for sale of Products to Distributor at the request of Distributor, except where the sale of such Product(s) to Distributor is specifically precluded by U.S. Government regulations.

b.	Such quotations shall normally include:

(1)           Quantities, unit prices and delivery schedule;
(2)           Period of validity of prices and delivery.
(3)           Packing, CIF, FAS, etc. charges, if any;
(4)           Optional Manufacturer technical support; and
(5)	Any other conditions which may be applicable.

The "Initial Price" list is attached hereto as Appendix B.

c.
Distributor shall purchase all Products from Manufacturer for Distributor's own account.  The deliveries of the Products from Manufacturer to Distributor shall be performed on the basis of written orders from Distributor and written confirmations of sale from Manufacturer in each case.  Unless such documents have been properly executed and exchanged, neither party hereto shall be bound and/or liable in connection with any sale/supply transaction.

d.
All sales will be governed by this Agreement.  All printed terms on any order or order confirmation form unless otherwise agreed by the parties pursuant to the provisions of Article XIX infra, shall be without any force or effect.  The parties may agree on special sales or delivery terms through written correspondence executed by an authorized representative of each party.

e.
Manufacturer shall sell the Products to Distributor at CIF Huntsville, Tennessee.  Distributor shall thereafter bear expenses incurred in connection with further shipment of goods ordered by Distributor. At Distributor's request,  particular orders shall be shipped from Manufacturer to other locations, including locations of Customers, and the specific orders shall address the change in shipping terms and costs therefor.

f.
Unless the terms of an order state specific contrary delivery terms, Manufacturer may make partial deliveries and invoice each such partial delivery separately.  Manufacturer is not required to deliver any Product under any order if Distributor is in default in the payment of any invoice under any order.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

g.	The Initial Prices shall only be changed by giving distributor at least [****] prior notice. Each price increase shall not exceed [****].

h.
Any special terms and conditions of sales to Distributor for resale will be negotiated on a case-by-case basis.  Unless otherwise specifically agreed in writing executed by authorized representatives of both Manufacturer and Distributor, the terms of this Agreement shall apply to each request for quotation, order and/or sale placed by Distributor with Manufacturer during the term of this Agreement.

IV.           NEW PRODUCTS

If Manufacturer or any of its affiliates now or hereafter manufactures or distributes, or proposes to manufacture or distribute any product other than the Products, Manufacturer shall immediately notify Distributor of that fact and of all details concerning that product.  Distributor may request from Manufacturer distribution rights for that product in the Territory, or any portion thereof, and if so requested, Manufacturer shall grant such distribution rights to Distributor on terms and conditions no less favorable than those provided in this Agreement with respect to Products.

V.           RESALE BY DISTRIBUTOR

All purchases by Distributor are for Distributor’s own account and for resale or for Distributor’s own account.  Distributor reserves the right to determine the resale prices and payment terms and such other terms and conditions which are not in conflict with the terms and conditions governing the purchase of such Products by Distributor from Manufacturer

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].
VI.           DUTIES OF DISTRIBUTOR

Distributor hereby agrees:

(a)
to use its best efforts during the Term of this Agreement to promote and expand the sale of the Products within the Territory and for the Exclusive Market in accordance within the scope of this Agreement and to further promote and expand the sale of the Products within other markets as it is able and within the scope of this Agreement.

(b)	to pay all of its own expenses incurred in connection with the sale, promotion and distribution of Products and to hold Manufacturer harmless therefrom;

(c)
to engage as necessary sales personnel and to insure that all its sales personnel shall have a working knowledge of the Products.  It is agreed that the sale of the Products may also be made by any Distributor affiliate, associate or subsidiary company or by agents or representatives appointed by Distributor;

(d)	to comply with all laws and regulations applicable to Distributor;

(e)
Compliance with Law - All operations and activities of Distributor shall be in strict accordance with the requirements of the laws, rules, and regulations of the United States of America and where applicable the individual States thereof and the countries of the Territory.

(f)
Distributor agrees that with regard to the Exclusive Markets it will not carry or represent any other product which would be competitive to the Products so long as the provisions of Article II.b above are in effect.

VII.           DUTIES OF MANUFACTURER

Manufacturer hereby agrees to assist Distributor's efforts within the scope of the Agreement with a view to maximizing the sale of Products by Distributor in the Territory, and agrees:

(a)	to furnish Distributor all available advertising literature, catalogues, folders, diskettes and mailings suitable for an adequate marketing of the Products in the Territory.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

(b)	to make available to Distributor's staff information necessary to assist in satisfactory promotion, sales, installation and servicing of the Products.

(c)	to arrange, as necessary technical training of Distributor personnel and Distributor’s representatives in the Territory regarding the Products and Product maintenance.

(d)	to supply Distributor with Product samples and prototypes at mutually agreed pricing levels.

(e)
to fill all orders placed by Distributor according to the provisions of this Agreement no later than 30 days after receiving such order, and to supply to Distributor sufficient Products to enable Distributor to meet the full demand for Products in the territory.

(f)
to furnish Distributor with technical documentation for service for Products. Distributor agrees to use such information received from Manufacturer only for purposes of the performance of this Agreement and to keep such information strictly confidential unless such information otherwise lawfully becomes publicly known or Distributor is required by law to disclose the same.

(g)
to review all requests from Distributor that Manufacturer product custom products for Customer(s) and to determine and promptly communicate to Distributor the price, terms and conditions under which it would be willing to fabricate such custom Product(s).

(h)	to render its personnel available as needed to assist with product demonstrations.

(i)	to provide such product modification (if possible) as may be necessary to meet the specific requirements of military customers and/or end users.

(j)	to provide reasonable necessary resources to undertake product modification and/or new product development to meet customer requirements (if possible).

(k)	not to sell the same or similar Products to any third party under different names and/or packaging.

(l)	not to compete with Distributor in the Territory.

(m)
Manufacturer agrees to carry liability insurance for the Products which it will purchase from Manufacturer, such insurance to be in amounts of not less that $____________ per occurrence, and to add Distributor to the list of entities insured under such policy(s).

(n)
Compliance with Law - All operations and activities of Manufacturer shall be in strict accordance with the requirements of the laws, rules, and regulations of the United States of America and where applicable the individual States.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

VIII.           PAYMENT FOR PURCHASES

The payment terms shall be net thirty (30) days from receipt of goods.  The parties may with regard to certain customers agree to special payment terms.  Any invoices not paid by the due date will accrue interest from the due date at an interest rate of six percent (6%) per annum.

IX.           PRODUCT CONFORMITY

In selling to Distributor, Manufacturer agrees to deliver Products conforming to Manufacturer’s Product specifications as set forth in Appendix B attached hereto.

X.           EXPORT LICENSING

Required Permits, Licenses and Approvals - Distributor shall be responsible to obtain and to secure the continuation or renewal of all required permits, licenses and approvals for the export of the Products from the United States into any other part of the Territory.  Manufacturer agrees to cooperate with Distributor and, upon Distributor’s request, to render reasonable assistance to aid Distributor in obtaining all required export licenses.

XI.           WARRANTIES

Manufacturer hereby agrees to authorize Distributor to assign, transfer and novate to any purchaser of Manufacturer’s Products from Distributor any Manufacturer warranties which apply to such Products.  The only warranties, express or implied, made by Manufacturer for Products sold hereunder shall be as set forth in Manufacturer’s normal warranty policy for the specific type of Product(s) purchased by Distributor from Manufacturer as set forth in Appendix C attached hereto.  Manufacturer shall be solely responsible and liable for the proper discharge of all obligations set forth in such warranties.  Distributor shall give reasonable assistance to Manufacturer with respect to the discharge of Manufacturer’s warranty obligations.  Unless otherwise agreed in writing by Manufacturer, Manufacturer disclaims all warranties except as stated in Article IX (Product Conformance) hereto, including but not limited to all warranties of merchantability and fitness for a particular purpose.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].
XII.           TECHNICAL SUPPORT

Unless otherwise agreed, Distributor shall be solely responsible for all technical support of Manufacturer’s Products sold by Distributor.  Upon Distributor’s request, Manufacturer shall assist with technical support within the Territory, counsel and advise Distributor’s customers and/or personnel in the operation, service, maintenance and repair of Manufacturer’s Products, at reasonable and mutually acceptable prices, terms, and conditions.  The cost of such optional Manufacturer technical support shall be stated in each quotation to Distributor, when requested by Distributor.  If Distributor makes no such request in its request(s) for quotation to Manufacturer, Manufacturer shall have no obligation to provide any such technical support unless otherwise, independently agreed between the parties.

XIII.           NO THIRD PARTY RELATIONSHIPS

Distributor agrees that in its performance under this Agreement, Distributor will not make payments for political purposes.  Further, Distributor acknowledges that except for Joseph Ingarra or Michael Cordani, no employee of Manufacturer or any of its divisions or subsidiaries has any authority to give any direction, written or oral, in connection with the making of any commitment by Distributor to any third party.

Distributor shall not, in connection with its performance under this Agreement, make any payments to third parties if such payments (i) would not constitute a deduction by Distributor as an ordinary and necessary business expense or capital expenditures for United State tax purposes under criteria of the United States Internal Revenue Service; or (ii) would be in violation of any applicable laws, including the laws of the United States and the Territories specified in paragraph 1.a. above, including but not limited to the Foreign Corrupt Practices Act.

No third party beneficiary - Nothing herein expressed or implied is intended or shall be construed to confer on or to give any person, firm, or corporation other than Manufacturer and Distributor, or either or them, any rights or remedies under or by reason of this Agreement unless specifically set forth herein.

XIV.           TERM AND TERMINATION

a.
This Agreement shall become effective upon execution by both parties, and shall continue for a forty-eight (48) month period from the date of this Agreement from and after said date and from year to year thereafter, unless terminated earlier by either party by notice in writing to the other at least one hundred eighty (180) days prior to the expiration of the initial term or any subsequent term thereof.  If Manufacturer terminates this contract by giving written notice to Distributor of its intention to do so, Manufacturer will honor all quotations made by it for the period set forth in said quotation(s).

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

b.
To the extent permitted by applicable law, in the event that either party shall (i) file any voluntary or involuntary petition under any section or sections of the bankruptcy laws of the United States or any State thereof; (ii) be subject to any voluntary or involuntary proceeding being commenced in any forum to declare either party insolvent or unable to pay its debts as they mature; (iii) be subject to appointment by either party of a trustee or receiver in bankruptcy of its assets; (iv) make an assignment for the benefit of creditors; or (v) be subject to the commencement of any collection action in and before any legal forum or governmental authority which would in any way encumber assets of  such party and or render such party unable to function effectively, the party not affected by such circumstances may elect to terminate this agreement without penalty.  However, with respect to the foregoing in the event any of said conditions are applicable to Distributor, Manufacturer agrees that it will consider Distributor’s continuing ability to perform and promote Manufacturer's products and at its sole option may, without waiver of any subsequent rights under this Agreement, elect to continue to permit Distributor to perform under this Agreement.

bc.
This Agreement may be terminated prior to expiration of its terms by Manufacturer upon thirty (30) days written notice to Distributor, if any payment obligation of Distributor is not fulfilled and has not been fulfilled for a period of thirty (30) days from when such payment was due.

cd.	By mutual agreement of the parties.

de.
The termination of this Agreement shall not release either party from the obligation to pay any sum of money that may be owing from one party to the other or from the obligation to perform any other duty to discharge any other liability incurred prior thereto.

XV.           EFFECT OF TERMINATION

a.
In the event of termination of this Agreement or any renewals thereof by either party, for any reason, all pending confirmed orders shall be filled and completed pursuant to the terms of this Agreement.

b.
Upon expiration or termination of this Agreement for any of the reasons set forth herein, Distributor shall cease representing, in any way, that it is a distributor for Manufacturer's Products and Manufacturer may appoint a new distributor in the Territory for any or all of the activities performed by Distributor at the time of expiration or termination.

c.
Return of Supplies - within thirty (30) days after the date of termination of this Agreement, Distributor shall return all supplies, product samples and prototypes, catalogues, price lists, blue prints and other items described in Article VII a. hereof and Customer lists supplied to Distributor by Manufacturer for which Distributor has not paid Manufacturer.

d.
Distributor and Manufacturer each acknowledge and agree that they have comparable bargaining power and that it is their express decision to allocate the economic and other risks as provided in the Agreement.  It is expressly understood and agreed that neither party hereto is under any obligation to continue this Agreement after termination of this Agreement in accordance with this Article XV. and/or to pay any compensation to the other party other than as provided herein.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

XVI.           DISPUTES/ARBITRATION

Any controversy between the parties shall be settled by arbitration in accordance with the rules then prevailing of the American Arbitration Association, such arbitration to be held in Miami, Florida or at any other location within the state of Florida to which the parties are able to mutually agree.  The parties agree that the arbitrators may not change, alter, limit, or overrule any provision of this Agreement and that they shall be bound to adhere to the terms hereof in determining their arbitral award.  The parties agree that any paper in connection with arbitration may be served inside or outside the State of Florida and/or any other location within the Territory where the receiving party is located by certified mail or by personal service or in such other manner as may be permissible under the rules of the applicable arbitration.  The parties further agree that in no event shall punitive damages be assessed against either of them by the arbitrators.

XVII.   LIMITED LICENSE RIGHTS

a.
Manufacturer hereby grants to Distributor a limited license in the trademarks owned by Manufacturer and known as “FireIce ®” and Skin Armor™ for the limited purpose of promoting and advertising the Products. Distributor may use said trademark in conjunction with its promotion, advertising, offer and sale of the Products.

b.
Manufacturer represents that it has applied for United States patents for the Products and agrees that during the term of the agreement, Distributor is authorized to use and sell the Product covered and those patents and can avail itself of any protection afforded by such patents against third parties. Manufacturer agrees that it will apply for patent protection for the Products sold in exclusive territory counties  within 3 months of the date of opening sales order(s) for that country.

XVIII.    NOTICE

Notice: Unless otherwise provided herein, any notice required or permitted to be given under this Agreement shall be sufficient if delivered personally or by certified mail or private express carrier, on or before any date herein specified to the address of the applicable party as noted herein:

To Distributor:
TFISA,LLC
950 Peninsula Corporate Center
Boca Raton, FL 33487

Attn:      Steven Eisen, CFO

561-999-9710 (Telephone)
561-999-9713 (Fax)

To Manufacturer:
FireIce Gel, Inc.
1460 Park Lane South
Suite 1
Jupiter, FL 33458

Attn:      Joseph Ingarra – President / COO
561-427-6144 (Telephone)
561-427-6182 (Fax)

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

XIX.    RIGHTS OF ASSIGNMENT

Neither party hereto may assign or transfer any of its rights or duties hereunder without the prior written consent of the other party, except for Distributor’s right to assign Manufacturer warranties in accordance with Article XI above.  Notwithstanding anything contained herein, Distributor may assign any and all rights under this agreement to another entity, provided control of that entity is held among any combination of Howard W. Thier, Steve Eisen and Jerome B. Eisenberg.

XIX.    AMENDMENT

This Agreement may be amended, modified or revised from time to time as may be mutually agreed in writing executed by an authorized representative of each of the parties, and such amendment, modification or revision shall be effective as of the date such writing is so executed.

XX.    CHOICE OF LAW

It is mutually agreed that this Agreement shall in all respects by governed by and interpreted in accordance with the applicable laws of the State of Florida its choice of law provisions notwithstanding, provided, however, that the terms of the United Nations Convention on Contracts for the International Sale of Goods is hereby excluded in its entirety.

XXI.    INDEPENDENT CONTRACTORS

Both parties hereto agree that each shall remain an independent contractor, responsible only for its own actions, and that nothing in this Agreement shall be construed otherwise.  The relationship between the parties to this Agreement shall be that of Buyer and Seller.  Distributor may neither accept, approve, nor execute any order, contract or other agreement on behalf of or in the name of Manufacturer.  Further, in no event shall Manufacturer be responsible for Distributor’s dealings with the Government or Governmental personnel in the United States, in the countries comprising the Territory of this Agreement, or in any other countries.

This Agreement does not create a common law agency in Distributor by Manufacturer but appoints Distributor solely to engage in the Authorized Activities permitted by this Agreement as an independent contractor.  Neither Distributor not any employee, agent or representative of same shall in any sense or for any purpose whatsoever be deemed or construed to be common law agents or employees of Manufacturer, nor shall Distributor in any sense or for any purpose whatsoever be deemed or construed to be a franchisee of Manufacturer.

Distributor shall for all legal purposes be considered, and function as an independent contractor.  Distributor shall retain authority to collect accounts.  Distributor shall only have the authority expressly set forth in this Agreement and Distributor shall not incur any obligation or liability on behalf of Manufacturer.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

XXII.    VALIDITY

In case one or more provisions of this Agreement are now or shall become invalid or voidable, the validity or the remaining provisions shall not be affected hereby, provided the Agreement remains meaningful, reasonable and mutually acceptable.

XXIII.    ENTIRE CONTRACT

This Agreement supersedes all former agreements and understanding between the parties hereto and sets forth the entire Contract between the parties, and except as otherwise provided herein, no waiver or modification of any of the provisions hereof shall be binding on either party unless same shall be in writing and signed by an authorized representative of each of the parties hereto.

XXIV.    WAIVER, ETC.

The failure of either party at any time to require performance by the other or any provision(s) hereof shall in no way affect the right of such party to enforce such provision(s) at a later date; nor shall the waiver by one party of any breach by the other of any of the provisions hereof be construed to be a waiver of any succeeding breach of such provision and/or any other provisions of this Agreement.

XXV.    FORCE MAJEURE

Any delay in, or failure of performance by, either party to this Agreement shall not constitute default hereunder or give rise to any claims for damage against said party if and to the extent such delay or failure of performance is caused by acts of God or of the public enemy, acts of Government, including failure to act, riots, war or warlike hostilities, epidemics, quarantine restrictions, sabotages, terrorism, piracy, strikes and other concerted acts of workmen, lockouts, fires, floods, explosions, shipment, embargoes, earthquakes, or for any cause beyond the reasonable control of the party claiming force majeure.  An occurrence shall be deemed beyond the reasonable control of the party claiming force majeure only  if it arose without the fault or negligence of that party, its agents, subcontractors, vendors or their employees or agents.  Payment of any moneys due may not be excused by force majeure.

IN WITNESS WHEREOF, the parties hereto have set their hands this ____ day of _________, 2009.

For Manufacturer:	For Distributor

FireIce Gel, Inc.	TFISA, LLC.

By:	By:
Date:	Date:

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****]

APPENDIX A (Products)

1)   SkinArmor™ - Tube (or in any other container form) for Skin Protection from Fire Exclusive distribution, sales and marketing rights throughout the territory.___________.

2)    FireIce® exclusive in the Territory for military marketplace.

3)   FireIce®- Eductors for Pumper Truck and potential aerial drop usages and usages in the Ancillary Markets.

3.1   Exclusive distribution in the following countries and their territories:

All of the countries of Europe, East and West,
All of the Russian speaking countries and the countries that were part of the former Soviet Union,
Mexico, Canada, Turkey, Taiwan, Japan, Indonesia, India, Philippines, Puerto Rico, Argentina, Colombia, Ecuador,  Chile, Venezuela, Pakistan, Afghanistan, Iraq, Egypt, Morocco, Tunisia, Algeria, Israel, Saudi Arabia, Lebanon, Kuwait, Jordan, South Africa, Nigeria, Kenya.

3.2           Non-Exclusive distribution in all other countries except for China, Brazil, Greece and Dubai..

3.2.1        Manufacturer shall have the right to appoint exclusive representatives in any of these non-exclusive countries by giving Distributor 120 days notice thereof. In such event, Distributor shall be given the right and sufficient time to conclude any and all negotiations and sales that were ongoing prior to appointing an exclusive representative.

3.3    In the event that Distributor obtains a customer and concludes a sale in any non-exclusive country, that country shall thereafter be included among the exclusive countries as set forth in Appendix A Section 3.1.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

APPENDIX B (Pricing)

Pricing:

FI-1 - Case of 24 bottles for Fire Extinguisher – [****]
- 24 bottles per case – 120 cases per pallet

FI 25B - 25 lb. bucket for pumper trucks and aerial usage – [****]
- 1 bucket contains 25lbs. of FireIce – 48 buckets per pallet

Eductor - Pumper Truck / Hydrant Apparatus – [****]
- Pallet quantities (TBD)

FI-2000 - 2000 lb. supersack for overseas large scale production / distribution – [****].

SkinArmor - We are still dialing in and awaiting final packaging specs. (sizes, tube type, etc.) but we are in the [****] range per tube for distributor pricing -  MSRP should be in the [****] range.